Summary Prospectus dated May 1, 2025
Class I and Class P Shares
Value Portfolio

This Summary Prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.
Before you invest, you may want to review the Fund’s Prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.pacificlife.com/PacificSelectFund.html. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling (6 a.m. – 5 p.m. Pacific time, Monday through Friday):
Pacific Life Annuity Contract Owners:	1-800-722-4448	PL&A Annuity Contract Owners:	1-800-748-6907
Annuity Financial Advisors:	1-800-722-2333	PL&A Life Insurance Policy Owners:	1-888-595-6997
Pacific Life Insurance Policy Owners:	1-800-347-7787
The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2025, as may be supplemented or amended from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal
This Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class P
Management Fee	0.71%	0.71%
Service Fee	0.20%	N/A
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.95%	0.75%
Less Fee Waiver1	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses after Fee Waiver	0.86%	0.66%

1
The investment adviser has agreed to waive 0.085% of its management fee through April 30, 2026. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term or upon termination of the investment advisory agreement or by the Trust upon 90 days’ written notice to the investment adviser.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.
These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.
Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period
	1 year	3 years	5 years	10 years
Class I	$88	$294	$517	$1,158
Class P	$67	$231	$408	$922
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2024, the portfolio turnover rate was 140% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.
Principal Investment Strategies
Under normal circumstances, this Fund invests at least 80% of its assets in common stock. The sub-adviser focuses primarily on large-capitalization companies, emphasizing a value style of investing. The sub-adviser generally considers a company to be a large-capitalization company if the company has a market capitalization within the range of companies included in the Russell 1000 Value Index, which measures the performance of the large-capitalization value segment of the U.S. equity universe. As of December 31, 2024, the market capitalization range of the Russell 1000 Value Index was approximately $351.6 million to

$977.5 billion. As of December 31, 2024, the weighted average market capitalization of the Fund was approximately $260.4 billion.
The Fund may also invest in the equity securities of companies with medium market capitalizations (“mid-capitalization companies”).
In selecting investments for the Fund, the sub-adviser looks for companies whose stock price it believes may not adequately reflect the company’s value. The sub-adviser attempts to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the sub-adviser believes more accurately reflects the fair value of the company. The sub-adviser uses a variety of analytical research tools and techniques to help it make decisions about buying or holding securities of companies that meet its investment criteria and selling the securities of companies that do not.
The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector at its investment discretion in seeking the investment goal of the Fund. As of December 31, 2024, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector.
The sub-adviser may sell stocks it believes no longer meets its valuation criteria.
The Fund may lend its portfolio holdings to certain financial institutions.
Principal Risks
As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.
While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:
•
Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably. Income from equity securities may be reduced by changes in the dividend policies of issuers in which this portion of the Fund invests and there is no guarantee that issuers will distribute dividends in the future or that dividends will remain at current levels or increase over time.

•
Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•
Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.
•
Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

•
Consumer Non-Cyclical Sector Risk: Companies in the Consumer Non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

•
Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

•
Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

•
Securities Lending Risk: The Fund may engage in securities lending, which involves the risk that the Fund may suffer a loss if the borrower fails to return the loaned securities in a timely manner or at all. The Fund could also lose money due to the decline in the value of the collateral provided or a decline in the value of any investments made with cash collateral.

Performance
The bar chart and Average Annual Total Returns table below show performance information for the Fund and provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s average annual total returns compare to the returns of:
•
a broad-based domestic equity market index that represents the overall domestic equity market (the “Regulatory Index”) which the Fund has included to comply with regulatory requirements and thus may not necessarily represent the Fund’s principal investment strategies; and

•
a value domestic equity market index that the Investment Adviser considers to be representative of the value domestic equity markets and the Fund’s principal investment strategies. The Investment Adviser considers this index to be the appropriate benchmark index for the Fund for performance comparison.

The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.
Putnam Investment Management, LLC began managing the Fund on November 1, 2024 and some investment policies changed at that time. Other firms managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 17.06%; Q1 2020: (31.95%)
Average Annual Total Returns
(For the periods ended December 31, 2024)	1 year	5 years	10 years
Class I (incepted October 2, 2000)	10.14%	5.17%	6.22%
Class P (incepted May 2, 2011)	10.36%	5.39%	6.43%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes) (Regulatory Index)	25.02%	14.53%	13.10%
Russell 1000 Value Index (reflects no deductions for fees, expenses, or taxes)	14.37%	8.68%	8.49%
Management
Investment Adviser — Pacific Life Fund Advisors LLC
Sub-Adviser — Putnam Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:
Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Darren A. Jaroch, CFA, Portfolio Manager	Since 2024
Lauren B. DeMore, CFA, Portfolio Manager	Since 2024
Purchase and Sale of Fund Shares
The Fund is offered at net asset value (“NAV”) and is available as an underlying investment option for variable life insurance policies and variable annuity contracts (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund — you choose investment options through your variable product. The life insurance companies then invest in the Fund if you choose it as an investment option and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the Fund that apply to your variable product are described in the prospectus for the variable product.
Tax Information
Because the only shareholders of the Fund are the insurance companies offering the variable products and as applicable certain funds of funds of the Trust, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.
Payments to Broker-Dealers and Other Financial Intermediaries
Pacific Select Distributors, LLC (“PSD”), the distributor for the Fund and for the variable products, may pay broker-dealers or other financial intermediaries (such as insurance companies) for the sale of the variable products and related services, including shareholder servicing. The Fund’s service fee, which is paid to PSD, can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable product, a share class and/or the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Class P shares do not pay a service fee to PSD.